UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry Into a Material Definitive Agreement.

2006 Management Incentive Plan

Background

As previously disclosed, effective January 1, 2003, SIRVA, Inc. (“SIRVA”) established the SIRVA, Inc. Management Incentive Plan (the “Plan”). The Plan is designed to enable SIRVA and its subsidiaries to attract, retain, motivate and reward qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to SIRVA’s performance. The Compensation Committee of SIRVA’s board of directors (the “Compensation Committee”) administers the Plan and has full discretionary authority with respect to the Plan and awards made thereunder.

Under the Plan, the Compensation Committee must establish the performance measures and award determination formula no later than 90 days into each performance period (or another date as may be required or permitted under section 162(m) of the Internal Revenue Code). On March 9, 2006 the Compensation Committee established the performance measures and award determination formula for 2006, and authorized SIRVA’s Senior Vice President Human Resources and Vice President, Compensation, Benefits and HR Systems to prepare any agreements necessary to memorialize the definitive terms and conditions of the 2006 Management Incentive Plan (the “2006 MIP”). On June 7, 2006, the definitive terms and conditions of the 2006 MIP were finalized.

Eligibility

Associates of SIRVA (including certain controlled subsidiaries), who are (i) within the senior professional salary band or higher, (ii) who are not participating in another incentive plan or bonus program for 2006 (unless that other plan or program provides that the incentive or bonus payable is in addition to any 2006 MIP award), and (iii) who are not covered by any collective bargaining agreement (unless that agreement specifically provides for participation) are eligible to receive awards under the 2006 MIP. In addition, the Compensation Committee may extend participation to any other employee of a SIRVA-controlled company.

Award Thresholds and Calculations

The 2006 MIP sets specific, quantifiable operating income and cash generation performance goals for SIRVA, as well as demonstrated leadership values and strategic initiatives for each participant and, in addition, for participants employed in SIRVA’s accounting department, certain accounting strategic objectives. The Compensation Committee has established SIRVA and applicable SIRVA business segment (“Business Segment”) operating income (“Operating Income”) as the operating income performance measures and cash performance (“Cash”) as the cash generation performance measure for the 2006 MIP. Each portion of the Incentive Award calculation is determined separately.

The Business Segment leader will determine the incentive award for each participant employed in his or her business unit in accordance with the terms of the 2006 MIP. SIRVA’s chief executive officer will follow a similar process with respect to Business Segment leaders, and the chairman of the board of directors will follow a similar process with respect to the chief executive officer, subject in each case to adjustment and final approval of the Compensation Committee.

Earnings Growth

If SIRVA reaches its 2006 minimum Operating Income target, the corporate Operating Income financial award will be calculated based on SIRVA’s performance as measured against its target. If the Business Segment reaches its 2006 minimum Operating Income target, the Business Segment Operating Income financial target award will be calculated based on the Business Segment’s performance as measured against its target.

Cash Generation

If SIRVA reaches its 2006 cash generation target,  the cash generation performance measurement will be calculated based on SIRVA’s performance as measured against its target.

Leadership and Strategic Initiatives

A participant’s performance during 2006 will also be evaluated based on the successful completion of established 2006 leadership and strategic initiatives for the participant’s Business Segment. These initiatives should be targeted, quantifiable and/or otherwise measurable and will be set forth in a Performance Partnering Assessment form, to be incorporated into the 2006 MIP by reference. The Compensation Committee can make an adjustment (upward or downward) to any leadership and strategic initiative assessment made by a Business Segment leader. If SIRVA does not meet its minimum Operating Income target, the leadership and strategic initiative award will not be paid.

Accounting Strategic Objectives

The performance of a participant who is employed in SIRVA’s accounting department during 2006 will be evaluated based on the successful completion of established accounting strategic objectives for 2006. These objectives should be targeted, quantifiable and/or otherwise measurable and shall be set forth in a Performance Partnering Assessment form, to be incorporated into the 2006 MIP by reference. The accounting strategic objectives will comprise 75% of the target performance level for such participants.

Partial Year Participation and Termination

Participants who are hired, promoted, demoted, transferred or otherwise moved to a different salary band level during 2006 will be eligible on a pro-rated basis for the portion of 2006 the associate fell within an eligible salary band level. Participants must be hired or promoted into an eligible band level before December 1, 2006. The incentive award, if any, will be based upon the participant’s average base salary as of the end of 2006.

Except as otherwise provided in the 2006 MIP, any participant who leaves employment with SIRVA for any reason before payment of any incentive award will not be eligible for, nor will that participant be deemed to have earned, any incentive award for 2006. Exceptions will apply for associates who retire at the normal retirement age of 65 or whose employment terminates as a result of death or disability.

Payment

If an incentive award becomes payable under the 2006 MIP, payment of that award will be made, less the appropriate payroll deductions, on or before March 15, 2007. All payments are to be made in cash and are not eligible for deferral under the 2006 MIP, but may be deferred under certain existing SIRVA plans allowing for deferral of compensation. In all cases, eligibility to receive an incentive award under the 2006 MIP, the amount of any such award, and the portion paid will be determined and approved by the Compensation Committee or its delegate, as appropriate, in its sole discretion.

The description of the 2006 MIP set forth above is qualified in its entirety by reference to the actual terms of the 2006 MIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

10.1                                SIRVA, Inc. 2006 Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: June 13, 2006

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

10.1	SIRVA, Inc. 2006 Management Incentive Plan